Shareholder returns	12 Months Ended
Mar. 31, 2022
Shareholder returns
Shareholder returns

25.         Shareholder returns

There were no shareholder returns during the year ended March 31, 2022 (2021: €nil).

In the year ended March 31, 2020 the Company bought back 47.2m ordinary shares at a total cost of approximately €581m. This buyback was equivalent to approximately 4.2% of the Company's issued share capital at March 31, 2020. All of these repurchased ordinary shares were canceled at March 31, 2020. As a result of the share buybacks, share capital decreased by 47.2m ordinary shares with a nominal value of €0.3m and other undenominated capital reserve increased by a corresponding €0.3m. The other undenominated capital reserve is required to be created under Irish law to preserve permanent capital in the Parent Company.